Exhibit 99.1

Trio-Tech International Announces 2-for-1 Forward Stock Split

VAN NUYS, Calif. – December 19, 2025 -- Trio-Tech International (NYSE MKT: TRT), a comprehensive provider of semiconductor back-end solutions and a global value-added supplier of electronic equipment, today announced that its Board of Directors has approved a 2-for-1 forward stock split of the Company’s outstanding common stock.

The split will be effected through an amendment to the Company’s Articles of Incorporation. Each shareholder of record as of the close of trading on December 29, 2025 (the “Record Date”) will receive, after the close of trading on January 2, 2026, one additional share for every share held on the Record Date. Any fractional shares issued as a result of the split will be rounded up to the nearest whole share. Trading is expected to begin on a split-adjusted basis at market open on Monday, January 5, 2026.

S.W. Yong, the Company’s Chairman and CEO, commented, “This 2-for-1 forward stock split underscores our confidence in Trio-Tech’s long-term growth trajectory and our commitment to creating shareholder value. By improving liquidity, we aim to make our shares more accessible to a broader investor base as we continue to execute our strategic objectives.”

Additional information regarding the forward stock split is included in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on December 19, 2025.

About Trio-Tech International

Trio-Tech International (NYSE MKT: TRT) is a California-based company operating in the United States, Singapore, Malaysia, Thailand, and China. Founded in 1958, Trio-Tech is a leading provider of semiconductor testing services, manufacturing solutions, and value-added distribution services. The Company’s diversified business segments include Semiconductor Back-End Solutions and Industrial Electronics.

For more information, visit www.triotech.com and www.universalfareast.com.

Forward Looking Statements

This press release contains statements that are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company. In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward looking statements made by or on behalf of the Company: market acceptance of Company products and services; the divestiture of one or more business segments in response to, among other factors, changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; trade tension between U.S. and China and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this release are forward looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology. Forward looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

For inquiries, please contact:

PondelWilkinson Inc.
Todd Kehrli or Jim Byers
tkehrli@pondel.com

jbyers@pondel.com